EXHIBIT 10.5
CHANGE IN CONTROL AGREEMENT
     On April 30, 2008, the Compensation Committee approved the Company’s entry into a Change in Control Agreement with Dr. David G. Bakken who was appointed on April 30, 2008 by the Board of Directors as an executive officer of the Company.
     The form of Change in Control Agreement with Dr. Bakken is the form previously used by the Company in connection with other executive officers, and was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 31, 2005 and incorporated herein by reference.